                                                                EXHIBIT 10.2


                                FIRST AMENDMENT


     FIRST AMENDMENT, dated as of November 26, 1997 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of December 20, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LEAR CORPORATION, a Delaware corporation (the "U.S. Borrower"), LEAR CORPORATION CANADA LTD., a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"), the FOREIGN SUBSIDIARY BORROWERS parties thereto (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Managing Agents named therein (the "Managing Agents"), the Co-Agents named therein (the "Co-Agents"), the Lead Managers named therein (the "Lead Managers"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (as hereinafter defined, the "Canadian Administrative Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation (as hereinafter defined, the "General Administrative Agent"), as administrative agents for the Lenders thereunder (collectively, the "Administrative Agents").


                             W I T N E S S E T H :


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. (A) Subsection 1.1 of the Credit Agreement is hereby amended by (i) (A) deleting the word "and" appearing immediately prior to clause (c) of the defined term "Interest Payment Date" contained in such subsection and inserting in lieu thereof the punctuation "," and (B) inserting the following new clause (d) immediately prior to the period at the end of clause (c) of such definition:

           "and (d) as to any Money Market Rate Swing Line Loan, the last day of the interest period with respect thereto selected by the U.S. Borrower and the Swing Line Lender"
and (ii) adding the following new definitions to such subsection in correct alphabetical order:

           "`Money Market Rate':  as defined in subsection 3.2(b).

           `Money Market Rate Swing Line Loan':  as defined in subsection
           3.2(b)."

     (B) Subsection 3.2(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

          "(b) Unless otherwise agreed between the U.S. Borrower and the Swing Line Lender, such Swing Line Loan shall be an ABR Loan. Any such ABR Loan may not be converted into a Eurodollar Loan. If, however, the U.S. Borrower and the Swing Line Lender agree that a Swing Line Loan (a "Money Market Rate Swing Line Loan") shall bear interest at a fixed interest rate (a "Money Market Rate") for a fixed interest period of up to 7 days, such Money Market Rate Swing Line Loan shall bear interest for such interest period at such interest rate so agreed upon. If a Money Market Rate Swing Line Loan is not repaid on the last day of the interest period with respect thereto, it shall on such date be converted automatically to an ABR Loan. A Money Market Rate Swing Line Loan shall not be optionally prepayable prior to the last day of the interest period with respect thereto except with the consent of the Swing Line Lender."

          (C) Subsection 10.1 of the Credit Agreement is hereby amended by adding the following new paragraph to the end of such subsection:

          "(h) Each Money Market Rate Swing Line Loan shall bear interest during the interest period applicable thereto at a rate per annum equal to the applicable Money Market Rate; provided, that any Money Market Rate Swing Line Loan in which Lenders purchase participating interests pursuant to the last sentence of subsection 3.5(a) shall, from and after the date of such purchase, bear interest until the end of the interest period applicable thereto at a rate per annum equal to the ABR."

     (D) Subsection 10.4 of the Credit Agreement is hereby amended by (i) inserting the phrase "(other than Money Market Rate Swing Line Loans)" immediately after the term "Swing Line Loans" in the first sentence of paragraph (a) of such subsection and (ii) inserting the phrase "(other than Money Market Rate Swing Line Loans)" directly after the word "outstanding" in paragraph (g) of such subsection.

     (E) Subsection 10.6(a) of the Credit Agreement is hereby amended by deleting the phrase "Eurodollar Rate or the Eurocurrency Rate" contained in two places in the first sentence of such subsection and inserting in lieu thereof in each such place the phrase "Eurodollar Rate, Eurocurrency Rate or Money Market Rate".

     (F) Subsection 10.11 of the Credit Agreement is hereby amended by inserting the following phrase immediately after the word "thereto," contained in clause (d) of such subsection:

     "or the making by the U.S. Borrower of a prepayment of Money Market Rate Swing Line Loans on a day which is not the last day of the interest period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained,"

     (G) Subsection 14.1(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

     "(a)  [RESERVED]".

     (H) Subsection 14.2(i) of the Credit Agreement is hereby amended by (i) deleting the amount "$80,000,000" contained in such subsection and inserting in lieu thereof the amount "$100,000,000" and (ii) deleting the proviso contained in such subsection and inserting in lieu thereof the following new proviso:

     "provided that such letters of credit are not used in connection with the issuance of any commercial paper by the U.S. Borrower or its Subsidiaries"

     (I) Subsection 14.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (r) of such subsection, (ii) deleting paragraph (s) of such subsection in its entirety and inserting in lieu thereof the following new paragraph (s):

          "(s) Liens in respect of U.S. assets with an aggregate book value not to exceed 10% of the Consolidated Net Worth of the U.S. Borrower;"

and (iii) adding the following new paragraph (t) to the end of such subsection:

          "(t) extensions, renewals and replacements of any Lien described in subsections 14.3(a) through (s) above, provided that the principal amount of the Indebtedness secured thereby is not increased and such extension or renewal is limited to the property so encumbered (and improvements or attachments thereto)."

     (J) Subsection 14.4(d) of the Credit Agreement is hereby amended by deleting the amount "$60,000,000" contained in such subsection and inserting in lieu thereof the amount "$100,000,000".

     (K) Subsection 14.4(e) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" contained in such subsection and inserting in lieu thereof the amount "$50,000,000".

     (L) Subsection 14.5(e) of the Credit Agreement is hereby amended by deleting the phrase "and is not a party to the Subsidiary Guarantee or the Additional Subsidiary Guarantee" contained therein in its entirety.

     (M) Subsection 14.7 of the Amended and Restated Credit and Guarantee Agreement is hereby amended by deleting clause (b) contained therein in its entirety and inserting in lieu thereof the following new clause:

          "(b) if no Default or Event of Default has occurred and is continuing (or would occur and be continuing after giving effect thereto) when any such dividend is declared by the Board of Directors of the U.S. Borrower or such payment is made on the account of the purchase of capital stock of the U.S. Borrower, cash dividends on the U.S. Borrower's capital stock or such payments made on the account of the purchase of capital stock of the U.S. Borrower not to exceed, in the aggregate, in any fiscal quarter (the "Payment Quarter") an amount equal to the greater of (i) $25,000,000 and (A) 100% of Consolidated Net Income of the U.S. Borrower and its consolidated Subsidiaries for the period of four consecutive fiscal quarters ended immediately prior to the Payment Quarter (such period of four quarters being the "Calculation Period" in respect of such Payment Quarter), less (B) the cash amount of all (I) dividends paid and redemptions made by the U.S. Borrower during such Calculation Period in respect of capital stock and (II) payments made on the account of the purchase of capital stock of the U.S. Borrower during such Calculation Period, but only to the extent permitted by the terms of the outstanding Subordinated Debt"

     (N) Subsection 14.8 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

           "14.8  [RESERVED]".

     (O) Subsection 14.9 of the Credit Agreement is hereby amended by (i) deleting paragraph (e) of such subsection in its entirety and inserting in lieu thereof the following new paragraph:

          "(e) (i) loans, advances, and extensions of credit by any Subsidiary to the U.S. Borrower and (ii) loans, advances, extensions of credit, capital contributions and other investments by the U.S. Borrower or any Subsidiary to or in any Subsidiary;",

(ii) deleting the word "and" at the end of paragraph (l) of such subsection,
(iii) deleting the period at the end of paragraph (m) of such subsection and inserting in lieu thereof the punctuation and word"; and" and (iv) inserting at the end of such subsection the following new paragraph:

          "(n) investments in or acquisitions of companies or business units, in each case, engaged primarily in the manufacturing of automotive parts business and businesses related thereto so long as
     (i) no Default or Event of Default shall have occurred and be continuing before and after giving effect to such transaction, (ii) the U.S. Borrower would be in pro forma compliance with subsection 14.1(c) after giving effect to such transaction and (iii) such transaction does not include a hostile bid made by the U.S. Borrower or its Subsidiaries."

     3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the General Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrowers, the Swing Line Lender and the Majority Lenders.

     4. Representations and Warranties. The Borrowers represent and warrant that the representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

     5. Payment of Expenses. The Borrowers agree to pay or reimburse the General Administrative Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.

     6. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

     7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the U.S. Borrower and the General Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                     LEAR CORPORATION


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     LEAR CORPORATION CANADA LTD.


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     LEAR CORPORATION SWEDEN AB


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     LEAR FRANCE SARL


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     LEAR CORPORATION GMBH & CO. KG


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     NS BETEILIGUNG GMBH


                                     By: /s/
                                        ------------------------------
                                     Title:

                                     THE CHASE MANHATTAN BANK, as General
                                     Administrative Agent, as a Lender and as Swing Line Lender


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     THE BANK OF NOVA SCOTIA


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     CHASE MANHATTAN BANK DELAWARE


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     ABN AMRO BANK N.V. CHICAGO BRANCH


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     By: /s/
                                         ----------------------------
                                     Title:

                                     THE ASAHI BANK, LTD.


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANCA NAZIONALE DEL LAVORO S.P.A.
                                     NEW YORK BRANCH


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANK AUSTRIA AKTIENGESELLSCHAFT


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANK OF AMERICA NT & SA


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANK OF MONTREAL


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     THE BANK OF NEW YORK


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     THE BANK OF TOKYO-MITSUBISHI LTD., NEW
                                     YORK BRANCH


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     By:
                                         ----------------------------
                                     Title:

                                     BANKERS TRUST COMPANY


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANQUE NATIONALE DE PARIS


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     BANQUE PARIBAS


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     By: /s/
                                         ----------------------------
                                     Title:

                                     CREDIT AGRICOLE INDOSUEZ


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     CANADIAN IMPERIAL BANK OF COMMERCE


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     CIBC INC.


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     CITICORP USA, INC.


                                     By: /s/
                                         ----------------------------
                                     Title:

                                     COMERICA BANK


                                     By: /s/
                                         ----------------------------
                                     Title:

                                        COOPERATIVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,"RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        By: /s/
                                         ----------------------------
                                        Title:

                                        CREDITO ITALIANO S.P.A.


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        By: /s/
                                         ----------------------------
                                        Title:

                                        CREDIT LYONNAIS CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        DAI-ICHI KANGYO BANK, LTD.,
                                        CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        DRESDNER BANK AG NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        By: /s/
                                         ----------------------------
                                        Title:

                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        FIRST BANK NATIONAL ASSOCIATION


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        BANKBOSTON, N.A.


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        FIRST UNION NATIONAL BANK


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        FLEET NATIONAL BANK


                                        By:
                                         ----------------------------
                                        Title:

                                        THE FUJI BANK, LIMITED


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        GULF INTERNATIONAL BANK B.S.C.


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                        SPA


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        By: /s/
                                         ----------------------------
                                        Title:

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        KREDIETBANK N.V.


                                        By:
                                         ----------------------------
                                        Title:

                                        By:
                                         ----------------------------
                                        Title:

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD. CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE MITSUI TRUST AND BANKING COMPANY,
                                        LIMITED


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        NATIONSBANK N.A.


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        NBD BANK


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        ROYAL BANK OF CANADA


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE SAKURA BANK, LTD.


                                        By:
                                         ----------------------------
                                        Title:

                                        THE SANWA BANK LIMITED,
                                        CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        SOCIETE GENERALE


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE SUMITOMO BANK, LIMITED
                                        CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE SUMITOMO TRUST AND BANKING CO.,
                                        LTD., NEW YORK BRANCH


                                        By:
                                         ----------------------------
                                        Title:

                                        THE TOKAI BANK, LTD.,
                                        CHICAGO BRANCH


                                        By: /s/
                                         ----------------------------
                                        Title:

                                        THE TOYO TRUST & BANKING CO., LTD.


                                        By:
                                         ----------------------------
                                        Title:

                                        YASUDA TRUST AND BANKING COMPANY,
                                        LIMITED


                                        By: /s/
                                         ----------------------------
                                        Title:

                          ACKNOWLEDGEMENT AND CONSENT



     Each of undersigned corporations as guarantors under (i) the Second Amended and Restated Subsidiary Guarantee, dated as of December 20, 1996 (the "Second Amended and Restated Subsidiary Guarantee"), made by Lear Corporation (Germany) Ltd., Lear Seating Holdings Corp. No. 50, Lear Tooling Corporation, Lear Corporation Mendon, LS Acquisition Corporation No. 24, Fair Haven Industries, Inc., ASAA, Inc., Automotive Industries Manufacturing Inc. and Masland Industries, Inc. in favor of The Chase Manhattan Bank, as General Administrative Agent, and (ii) the Second Amended and Restated Additional Subsidiary Guarantee, dated as of December 20, 1996 (together with the Second Amended and Restated Subsidiary Guarantee, the "Subsidiary Guarantees"), made by Lear Operations Corporation and NAB Corporation in favor of The Chase Manhattan Bank, as General Administrative Agent, hereby (a) consents to the transaction contemplated by this Amendment and (b) acknowledges and agrees that the guarantees contained in such Subsidiary Guarantees (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                    LEAR CORPORATION (GERMANY) LTD.
                                    LEAR SEATING HOLDINGS CORP. NO. 50
                                    LEAR CORPORATION MENDON
                                    LS ACQUISITION CORPORATION NO. 24
                                    FAIR HAVEN INDUSTRIES, INC.
                                    ASAA, INC.
                                    AUTOMOTIVE INDUSTRIES
                                         MANUFACTURING INC.
                                    MASLAND INDUSTRIES, INC.
                                    LEAR OPERATIONS CORPORATION
                                    NAB CORPORATION



                                    By:/s/
                                       -------------------------------
                                    Title:  Authorized Signatory